SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               SEPTEMBER 24, 2001
                                 Date of Report
                        (Date of earliest event reported)

                              EVOLVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            000-31155                                   94-3219745
      (Commission File No.)                 (IRS Employer Identification Number)


                           1400 65TH STREET, SUITE 100
                          EMERYVILLE, CALIFORNIA 94608
                    (Address of Principal Executive Offices)

                                  510-428-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM  5.     OTHER  EVENTS
--------     -------------

     On September 24, 2001, Evolve Software, Inc., a Delaware corporation, issued a press release announcing that it has entered into an agreement to sell shares of its Series A Preferred Stock and warrants to purchase additional shares of its Series A Preferred Stock and Common Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
--------     ------------------------------------

               (c)     Exhibits

               99.1     Press Release dated September 24, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 27, 2001                   EVOLVE  SOFTWARE,  INC.


                                            By:  /s/  Kenneth J. Bozzini
                                               ---------------------------------
                                               Kenneth J. Bozzini
                                               Chief Financial  Officer,
                                               Vice President of Finance

                                INDEX TO EXHIBITS


EXHIBIT
 NUMBER      DESCRIPTION
-------      --------------------------------------------------------------

99.1         Press Release dated September 24, 2001.



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